Exhibit 99.1

Ondas Announces Intent to Invest up to $11 Million in Drone Fight Group to Accelerate Access to Advanced Ukrainian Drone Technology

First strategic investment by Ondas Capital intended to strengthen U.S. and allied defense modernization priorities with combat-proven Ukrainian technologies

Ondas Capital plans to support localization via U.S.-based, NDAA-compliant manufacturing and integrated customer support, training and sustainment

BOSTON, MA / December 8, 2025 / Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, today announced its intent to invest up to $11 million in Drone Fight Group (DFG), a Ukrainian developer of advanced unmanned aerial systems. This investment—to be executed through the Company’s strategic advisory and investment platform, Ondas Capital—represents Ondas’ first planned capital deployment in support of battle-tested Ukrainian defense technologies.

DFG is a fast-scaling innovator in high-performance unmanned systems that have been forged and refined through intense combat in Ukraine. DFG’s platforms include strike-optimized FPV systems, ISR drones, autonomous mission technologies, and cutting-edge drone simulators. These reflect battlefield models of adaptability, mission effectiveness, and accelerated production cycles.

Through Ondas Capital, Ondas intends to support DFG’s global expansion, enabling broader adoption of Ukrainian unmanned capabilities across the United States and allied nations. This strategic relationship is designed and intended to support efforts to strengthen the defense industrial base across allied nations by opening new channels for combat-proven technologies that can complement emerging defense modernization initiatives and training tools.

“Ukraine has become the proving ground for modern unmanned systems, driving unprecedented innovation under real operational pressures,” said Eric Brock, Chairman and CEO of Ondas. “Our planned investment in Drone Fight Group represents a deliberate step to bring this combat-proven innovation into the United States and allied industrial base. Through Ondas Capital, we are building a bridge that accelerates access to high-impact autonomous capabilities that meet urgent mission needs.”

Ondas Capital will host DFG at a first-of-its-kind U.S. event in Silicon Valley where tech leaders, defense industry decision makers, and investors will get a behind-the-scenes look at a Ukrainian unmanned aerial system that has been tested and proven on the frontlines of the war. This will be the first time DFG’s drones are shown in the U.S., offering a unique chance to hear directly from the Ukrainian team that built and uses them in real operations, including their frontline instructor “Sasquatch.”

Ondas expects its support of DFG to help broaden the availability of agile, scalable unmanned systems tailored for defense and homeland security missions. In addition to capital, Ondas Capital will provide strategic support to help position DFG’s technologies for multi-year procurement programs in the U.S. and international markets.

This investment aligns with Ondas’ multi-domain unmanned systems strategy, expanding the Company’s technology ecosystem across aerial, ground, and counter-UAS platforms, and is subject to finalization of terms, entry into a definitive agreement and compliance requirements. By sourcing, supporting, and integrating high-value autonomous systems, the Company aims to deliver enhanced operational effectiveness and mission readiness for customers worldwide.

About Drone Fight Group

Drone Fight Group (DFG) is a Ukrainian military-technology company driving full-cycle unmanned aerial system innovation, from concept development through frontline deployment. Built around an integrated “innovation circle,” DFG combines advanced R&D, rapid-production manufacturing, AI-enhanced simulation and training, and combat-proven operational experience to deliver high-performance unmanned systems optimized for modern warfare.

DFG’s portfolio includes strike-optimized FPV platforms, ISR drones, autonomous mission technologies, and ultra-realistic FPV training simulation environments built on real battlefield data. This closed-loop development model enables DFG to iterate at high velocity—rapidly refining design, functionality, and survivability based on real-time combat feedback and evolving threat landscapes.

Today, DFG stands at the forefront of Ukrainian unmanned systems innovation, recognized for its adaptability, manufacturing speed, and mission effectiveness across sustained high-intensity operations. The company’s technologies reflect the practical realities of the modern battlefield and are increasingly relevant to defense forces seeking scalable, cost-effective, and operationally validated unmanned capabilities.

About Ondas Capital

Ondas Capital is the strategic investment and advisory platform of Ondas Holdings Inc., created to accelerate the development, localization, and deployment of high-impact unmanned autonomous and defense and security technologies across the United States and allied nations. Ondas Capital partners with emerging innovators to unlock growth through a combination of capital, industrial base expertise, and integration into Ondas’ multi-domain unmanned systems ecosystem.

The platform focuses on sourcing and scaling technologies that enhance national security, operational readiness, and mission autonomy across air, ground, and counter-UAS domains. Through targeted investments, NDAA-compliant localization strategies, and coordinated go-to-market, training, field support, and sustainment initiatives, Ondas Capital serves as a bridge between breakthrough innovators and the complex procurement and regulatory environments of U.S. and allied defense markets.

By aligning capital deployment with operational needs and long-term strategic priorities, Ondas Capital advances Ondas’ mission to build a resilient, technologically advanced defense industrial base capable of supporting the next generation of autonomous systems.

About Ondas Holdings Inc.

Ondas Holdings Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

OAS delivers a portfolio of AI-powered defense and security platforms that are deployed globally to safeguard sensitive locations, populations, and infrastructure. Through  American Robotics, Airobotics, Apeiro Motion, and Sentry CS Ltd., OAS offers the Optimus System—the first U.S. FAA-certified small UAS for automated aerial security and data capture—the Iron Drone Raider—an autonomous counter-UAS platform—Apeiro’s advanced ground robotics and tethered UAV systems, supported by innovative navigation and communications technologies—and Sentrycs’ Cyber-over-RF (CoRF) and Protocol-Manipulation counter-UAS technology.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Holdings: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Stenrycs: www.sentrycs.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com, LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Holdings Inc.

preston.grimes@ondas.com